SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2004

WARWICK COMMUNITY BANCORP, INC. (Exact name of Registrant as specified in its Charter)

Delaware State or other jurisdiction of incorporation)	000-23293 (Commission File No.)	06-1497903 (IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York 10990-0591 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (845) 986-2206

N/A (Former name or former address, if changed since last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

              On January 21, 2004, the Registrant issued the press releases attached to this report as Exhibits 99.1 and 99.2 and incorporated herein by reference, announcing its Annual Meeting date and the declaration of a quarterly dividend.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press Release announcing annual meeting date
99.2	Press Release announcing cash dividend

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.

Date: January 21, 2004	By: /s/ Fred G. Kowal
Fred G. Kowal
Chairman and Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing annual meeting date
99.2	Press Release announcing cash dividend